SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           20-Dec-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-5
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware             333-75921              13-3460894
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         277 Park Avenue
         New York, New York                    10172
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 892-3000


Item 5.  Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide
Trust Series 1999-5, Mortgage Pass-Through Certificates, a Trust
created pursuant to the Pooling and Servicing Agreement, dated
November 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           20-Dec-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
Commission policy in the area.  The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2029.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-5
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
IPP-A-1    240808916        521492  1404719           0   240287424  20-Dec-99
I-P          1121810          1181        0           0     1120629  20-Dec-99
IIIPP-A-1   20873373         22382   121761           0    20850991  20-Dec-99
C-X          4950486      N/A         28878           0     4918424  20-Dec-99
C-B-1        6915800         13230    40342           0     6902570  20-Dec-99
C-B-2        3043000          5821    17751           0     3037179  20-Dec-99
C-B-3        1521500          2911     8875           0     1518589  20-Dec-99
C-B-4         968300          1852     5648           0      966448  20-Dec-99
C-B-5         636200          1217     3711           0      634983  20-Dec-99
C-B-6         746995          1429     4357           0      745566  20-Dec-99
II-A-1      72186973        653818   375974           0    71533155  29-Dec-99
II-A-2       8912886             0        0           0     8959307  29-Dec-99
II-A-3      10581155             0    55110           0    10581155  29-Dec-99
II-A-4       5892518             0    30690           0     5892518  29-Dec-99
II-A-5       8237918         46421    42906           0     8191497  29-Dec-99
A-R              100           100        1           0           0  29-Dec-99
TOTAL:     382447444       1271854  2140724           0   381222011

          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
IPP-A-1    1000.00000       2.16559  5.83333   998.92770 20-Dec-99
I-P        1000.00000       0.00000  5.83333   997.83441 20-Dec-99
IIIPP-A-1  1000.00000       1.07230  5.83333   998.94748 20-Dec-99
C-X        1000.00000       0.00000  5.83333   993.52353 20-Dec-99
C-B-1      1000.00000       1.91296  5.83333   998.08704 20-Dec-99
C-B-2      1000.00000       1.91296  5.83333   998.08704 20-Dec-99
C-B-3      1000.00000       1.91295  5.83334   998.08705 20-Dec-99
C-B-4      1000.00000       1.91296  5.83334   998.08704 20-Dec-99
C-B-5      1000.00000       1.91295  5.83334   998.08705 20-Dec-99
C-B-6      1000.00000       1.91296  5.83333   998.08704 20-Dec-99
II-A-1     1000.00000       9.05728  5.20833   990.94272 29-Dec-99
II-A-2     1000.00000       0.00000  0.00000  1005.20833 29-Dec-99
II-A-3     1000.00000       0.00000  5.20833  1000.00000 29-Dec-99
II-A-4     1000.00000       0.00000  5.20833  1000.00000 29-Dec-99
II-A-5     1000.00000       5.63507  5.20833   994.36493 29-Dec-99
A-R        1000.00000    1000.00000  0.73000     0.00000 29-Dec-99


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                   DLJ MORTGAGE ACCEPTANCE CORP.

                     By: /s/ Mary Fonti
                     Name:         Mary Fonti
                     Title:        Trust Officer
                                   Bank One

         Dated:           31-Dec-99